MUNIYIELD
MICHIGAN
INSURED
FUND, INC.











FUND LOGO









Annual Report

October 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Michigan Insured Fund, Inc.



TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.866 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.71%, based on a month-end net asset value of $15.16 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.45%, based on a change in per share net asset value from $15.13 to $15.16, and assuming reinvestment of $0.866 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +5.71%, based on a change in per share net asset value from $14.78 to $15.16, and assuming reinvestment of $0.432 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.42%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the six months ended October 31, 1996, we continued to maintain the neutral strategy we had adopted earlier this year. We preferred income-oriented issues over more interest rate-sensitive securities whenever possible. However, attractively priced, higher-couponed, tax-exempt bonds continued to be scarce, making such purchases difficult despite ongoing yield volatility. Consequently, we chose to remain essentially fully invested during the six-month period ended October 31, 1996. Until the near-term direction of tax-exempt interest rates becomes clearer, we expect to maintain the Fund's current strategy. Over the last 12 months, this strat-egy greatly benefited the Fund's total return.

Short-term tax-exempt interest rates traded in a narrow range, centering around 3.50% for most of the six-month period ended October 31, 1996. Concerns over interest rate tightening by the Federal Reserve Board have had little, if any, impact on short-term municipal interest rates. Consequently, the leverage of the Common Stock has continued to have a material beneficial impact on the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager


November 29, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
Michigan Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 9, 1996. The description of each proposal and number of shares voted are as follows:

                                                                             Shares          Shares Voted
                                                                            Voted For     Without Authority
1.To elect the Fund's Board of Directors:       Edward H. Meyer             7,001,968          117,121
                                                Jack B. Sunderland          6,944,085          175,004
                                                J. Thomas Touchton          6,944,098          174,991
                                                Arthur Zeikel               6,942,581          176,508
                                                                    Shares          Shares Voted     Shares Voted
                                                                   Voted For          Against          Abstain
2.To ratify the selection of Ernst & Young LLP as the
  Fund's independent auditors for the current fiscal year.         6,967,673           38,973          112,443

During the six-month period ended October 31, 1996, MuniYield
Michigan Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 6, 1996. The description of each proposal and number of shares voted are as follows:

                                                                              Shares          Shares Voted
                                                                             Voted For     Without Authority
1.To elect the Fund's Board of Directors:       Donald Cecil                   1,949                0
                                                M. Colyer Crum                 1,949                0
                                                Edward H. Meyer                1,949                0
                                                Jack B. Sunderland             1,949                0
                                                J. Thomas Touchton             1,949                0
                                                Arthur Zeikel                  1,949                0
                                                                    Shares          Shares Voted     Shares Voted
                                                                   Voted For          Against          Abstain
2.To ratify the selection of Ernst & Young LLP as the
  Fund's independent auditors for the current fiscal year.           1,940               0                9



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Michigan--98.9%
AAA      Aaa    $ 1,000   Bay City, Michigan, Electric Utility Revenue Bonds, 6.60% due 1/01/2012 (b)           $  1,080

AAA      Aaa      5,000   Bay City, Michigan, School District, UT, 6.50% due 5/01/2008 (b)                         5,352

AAA      Aaa      2,125   Cedar Springs, Michigan, Public School District, UT, 5.875% due 5/01/2019 (d)            2,142

AAA      Aaa      1,250   Chelsea, Michigan, School District, UT, 5.875% due 5/01/2025 (c)                         1,259

AAA      Aaa      3,785   Chippewa Valley, Michigan, School Refunding Bonds, UT, 5.125% due 5/01/2015 (c)          3,550

AAA      Aaa      2,000   Dearborn, Michigan, Sewage Disposal System Revenue Bonds, Series A, 5.125% due
                          4/01/2016 (d)                                                                            1,879

                          Delta County, Michigan, Economic Development Corp., Environmental Improvement
                          Revenue Bonds (Mead Escambia Paper) (a):
NR*      P1         300     DATES, Series F, 3.60% due 12/01/2013                                                    300
AA+      P1         900     Refunding, VRDN, Series D, 3.60% due 12/01/2023                                          900

AAA      Aaa      1,600   Detroit, Michigan, City School District, UT, 7.10% due 5/01/2001 (d)(f)                  1,796

AAA      Aaa      7,200   Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625% due 7/01/2001 (c)(f)            7,965

                          Detroit, Michigan, Water Supply System Revenue Refunding Bonds (c):
AAA      Aaa      2,500     5% due 7/01/2023                                                                       2,261
AAA      Aaa      5,000     AMT, 6.25% due 7/01/2012                                                               5,251

AAA      Aaa      1,000   Eastern Michigan University, GO, Revenue Refunding Bonds, 6.375% due 6/01/2014 (b)       1,057

AAA      Aaa      4,500   Grand Ledge, Michigan, Public Schools District, UT, 6.60% due 5/01/2004 (d)(f)           5,079

                          Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds (c):
AAA      Aaa      3,000     6.25% due 1/01/2011                                                                    3,156
AAA      Aaa      3,490     6.50% due 1/01/2015                                                                    3,747
A1+      VMIG1++  1,600     VRDN, 3.40% due 1/01/2020 (a)                                                          1,600

AAA      Aaa      5,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital Revenue
                          Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)                   5,209



SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Michigan (continued)
AAA      Aaa    $ 1,000   Grandville, Michigan, Public Schools District, Refunding, UT, 6.60% due
                          5/01/2015 (c)                                                                         $  1,099

AAA      Aaa      2,500   Greenville, Michigan, Public Schools Building, GO, UT, 5.75% due 5/01/2024 (d)           2,493

AAA      Aaa      1,300   Gull Lake, Michigan, Community School District, GO, UT, 6.80% due 5/01/2001 (c)(f)       1,444

AAA      Aaa      1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist), 5.75% due 5/15/2016 (d)             1,501

AAA      Aaa      2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds (Butterworth
                          Health Systems), Series A, 5.625% due 1/15/2026 (d)                                      1,962

AAA      Aaa      2,000   Kent, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding
                          Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                          2,354

AAA      Aaa      4,000   Lakeshore, Michigan, Public Schools District (Berrien County), UT, 5.70% due
                          5/01/2022 (d)                                                                            3,963

AAA      Aaa      1,000   Leslie, Michigan, Public Schools Building and Site Revenue Refunding Bonds (Ingham
                          and Jackson Counties), UT, 6% due 5/01/2015 (b)                                          1,023

                          Lincoln Park, Michigan, School District, UT (c):
AAA      Aaa      2,000     7% due 5/01/2020                                                                       2,281
AAA      Aaa      1,000     5.90% due 5/01/2026                                                                    1,011

                          Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT (a)(b):
A1       VMIG1++    100     Series XII-D, 3.60% due 10/01/2015                                                       100
AAA      VMIG1++    400     Series XII-F, 3.60% due 10/01/2020                                                       400

                          Michigan Municipal Bond Authority Revenue Bonds, Series A:
AAA      Aaa      5,000     (Local Government Loan Program), 6.125% due 12/01/2018 (c)                             5,153
AAA      Aaa      1,035     Refunding (Local Government Loan Program), 6.50% due 5/01/2012 (b)                     1,128
AAA      Aaa      1,870     Refunding (Local Government Loan Program), 6.50% due 11/01/2012 (d)                    2,038
AA       Aa       2,950     (State Revolving Fund), 6.55% due 10/01/2002 (f)                                       3,290
AA       Aa       2,000     (State Revolving Fund), 6.60% due 10/01/2002 (f)                                       2,235

AAA      Aaa      3,045   Michigan State Building Authority, Facilities Program Revenue Bonds, Series I,
                          6% due 10/01/2004 (b)                                                                    3,279

                          Michigan State Building Authority, Revenue Refunding Bonds, Series I:
AA-      A1       1,500     6.75% due 10/01/2011                                                                   1,605
AAA      Aaa      3,000     6.25% due 10/01/2020 (d)                                                               3,130

AAA      Aaa      1,100   Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Sisters of
                          Mercy Health Corp.), Series M, 6.25% due 2/15/2022 (e)                                   1,144

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A+       A1       7,250     (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022                          7,599
AAA      Aaa      2,500     Refunding (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (c)             2,735
A+       A1       2,500     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                            2,697



SCHEDULE OF INVESTMENTS(concluded)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Michigan (concluded)
AAA      Aaa    $ 7,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                          Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)      $  9,013

                          Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT:
AAA      Aaa      2,500     Project 1, 7.65% due 9/01/2020 (c)                                                     2,763
AAA      Aaa      4,500     Series CC, 6.55% due 6/01/2024 (d)                                                     4,820
AAA      Aaa      1,500     Series I, 7.30% due 9/01/2019 (b)                                                      1,646
AAA      Aaa      1,500     Series I-B, 6.55% due 9/01/2024 (d)                                                    1,614

AAA      Aaa      1,870   Redford, Michigan, Unified School District No. 001, UT, 5.90% due 5/01/2014 (c)          1,914

AAA      Aaa      5,925   Riverview, Michigan, Community School District Building, UT, 6.70% due
                          5/01/2002 (c)(f)                                                                         6,603

                          Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
AAA      Aaa        380     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2002 (f)                421
AA-      Aa       2,620     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                  2,792
AA       Aaa      1,000     (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (f)                         1,102

AAA      Aaa      7,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding (Detroit
                          Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                                  7,637

A1+      VMIG1++    200   University of Michigan, University Hospital, Revenue Refunding Bonds, VRDN,
                          Series A, 3.60% due 12/01/2019 (a)                                                         200

AAA      Aaa      3,470   Western Michigan University, General Revenue Bonds, 6.125% due 11/15/2022 (c)            3,550

AAA      Aaa      5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          5,783

AAA      Aaa      1,000   Ypsilanti, Michigan, School District, Refunding, 5.375% due 5/01/2026                      936


Total Investments (Cost--$149,728)--98.9%                                                                        160,041

Other Assets Less Liabilities--1.1%                                                                                1,793
                                                                                                                --------
Net Assets--100.0%                                                                                              $161,834
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$149,727,474) (Note 1a)                         $160,040,962
                    Cash                                                                                          45,171
                    Interest receivable                                                                        2,994,739
                    Deferred organization expenses (Note 1e)                                                       7,735
                    Prepaid expenses and other assets                                                              4,440
                                                                                                            ------------
                    Total assets                                                                             163,093,047
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    936,280
                      Dividends to shareholders (Note 1f)                                       175,830
                      Investment adviser (Note 2)                                                68,355        1,180,465
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        79,024
                                                                                                            ------------
                    Total liabilities                                                                          1,259,489
                                                                                                            ------------

Net Assets:         Net assets                                                                              $161,833,558
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 50,000,000
                      Common Stock, par value $.10 per share (7,374,470 shares
                      issued and outstanding)                                              $    737,447
                    Paid-in capital in excess of par                                        102,771,407
                    Undistributed investment income--net                                        935,456
                    Accumulated realized capital losses on investments--net (Note 5)         (2,924,240)
                    Unrealized appreciation on investments--net                              10,313,488
                                                                                           ------------
                    Total--Equivalent to $15.16 net asset value per share of
                    Common Stock (market price--$14.25)                                                      111,833,558
                                                                                                            ------------
                    Total capital                                                                           $161,833,558
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  9,341,174
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    807,275
                    Commission fees (Note 4)                                                    129,320
                    Professional fees                                                            77,989
                    Accounting services (Note 2)                                                 48,626
                    Transfer agent fees                                                          41,648
                    Printing and shareholder reports                                             24,736
                    Directors' fees and expenses                                                 22,711
                    Listing fees                                                                 16,795
                    Custodian fees                                                                9,898
                    Amortization of organization expenses (Note 1e)                               7,736
                    Pricing fees                                                                  6,480
                    Other                                                                        19,027
                                                                                           ------------
                    Total expenses                                                                             1,212,241
                                                                                                            ------------
                    Investment income--net                                                                     8,128,933
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (668,623)
Unrealized          Change in unrealized appreciation on investments--net                                        920,658
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,380,968
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended Oct. 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $  8,128,933     $  8,297,303
                    Realized loss on investments--net                                          (668,623)      (2,255,586)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            920,658       14,921,938
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,380,968       20,963,655
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,383,408)      (6,346,344)
Shareholders          Preferred Stock                                                        (1,764,240)      (1,671,220)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (1,948,948)
                      Preferred Stock                                                                --         (443,960)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (8,147,648)     (10,410,472)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                233,320       10,553,183
                    Beginning of year                                                       161,600,238      151,047,055
                                                                                           ------------     ------------
                    End of year*                                                           $161,833,558     $161,600,238
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    935,456     $    954,171
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived                                                     For the Period
from information provided in the financial statements.                             For the Year Ended         Oct. 30, 1992++
                                                                                      October 31,              to Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.13   $  13.70  $  16.55  $  14.14   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.11       1.13      1.13      1.13         --
                    Realized and unrealized gain (loss) on
                    investments--net                                       .03       1.71     (2.76)     2.47         --
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.14       2.84     (1.63)     3.60         --
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.87)      (.86)     (.91)     (.86)        --
                      Realized gain on investments--net                     --       (.26)     (.08)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.87)     (1.12)     (.99)     (.86)        --
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.04)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.24)      (.23)     (.21)     (.19)        --
                        Realized gain on investments--net                   --       (.06)     (.02)       --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --      (.14)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.29)     (.23)     (.33)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.16   $  15.13  $  13.70  $  16.55   $  14.14
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.25   $  13.50  $ 11.875  $ 16.625   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     12.14%     23.73%   (23.52%)   17.03%       .00%+++
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.45%     20.20%   (11.36%)   23.59%      (.28%)+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .75%       .78%      .78%      .61%         --
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Expenses                                              .75%       .78%      .78%      .70%         --
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.03%      5.44%     5.07%     5.24%         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $111,834   $111,600  $101,047  $122,069   $101,736
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 50,000   $ 50,000  $ 50,000  $ 50,000         --
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.82%     41.11%    21.76%    12.73%       .00%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,237   $  3,232  $  3,021  $  3,441         --
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    882   $    836  $    771  $    695         --
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++++++

                  ++Aggregate total investment return.
                   *Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operartions.
                ++++The Fund's Preferred Stock was issued on November 19, 1992.
              ++++++Dividens per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $33,728,980 and $35,309,437, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $    88,478    $10,313,488
Financial futures contracts          (757,101)            --
                                  -----------    -----------
Total                             $  (668,623)   $10,313,488
                                  -----------    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $10,313,488, of which $10,323,740 related to appreciated securities and $10,252 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $149,727,474.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 7,374,470. At October 31, 1996, total paid-in capital amounted to $103,508,854.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.45%.

As of October 31, 1996, there were 2,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $99,151 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $144,000, of which $125,000 expires in 2003 and $19,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073012 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniYield Michigan Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



(Ernst & Young LLP)


Princeton, New Jersey
December 4, 1996
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield Michigan Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




OFFICERS AND DIRECTORS



Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MIY